UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2008

BRISAM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	33-55254-39	87-0485315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Rainbow Blvd., Suite 300 Las Vegas, Nevada	89107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 448-8150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

Effective October 23, 2008, the Registrant’s wholly owned subsidiary, Brisam Energy Inc., terminated the letter agreement dated February 14, 2008 with Trillium Energy Group Ltd. (formerly Trillium Management Ltd.). The termination resulted from Brisam Energy’s inability to communicate with the management or anyone else at Trillium. There were not any early termination penalties associated with the letter agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BRISAM CORPORATION

                                    By:/s/Brian Kitts
                                          Brian Kitts, President

Date: October 24, 2008